Business Combination	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Business Combination
28.
Business combination

During the year we entered into select strategic alliances and potential strategic acquisitions that are complementary to our business and operations, including opportunities that we believe can help us further improve growth across all our platforms and strong financial performance. The Group acquired “Magnum E-commerce Kazakhstan” LLC and Kolesa JSC during the year ended 31 December 2023.

Magnum E-commerce Kazakhstan

On 3 February 2023, Kaspi Shop LLC, subsidiary, acquired 51% share in “Magnum E-commerce Kazakhstan” LLC with a cash investment of KZT 5 billion in its share capital.

The amounts recognised in respect of the identifiable assets acquired and liabilities assumed as at the date of acquisition are set out in the table below:

ASSETS:
Cash and cash equivalents	1,034
Property, equipment	3,790
Intangible assets	20,255
Inventory	3,578
Other assets	7,705
TOTAL ASSETS	36,362
Due to banks	11,370
Other liabilities	10,645
Other taxes payable	2,341

TOTAL LIABILITIES	24,356

Total identifiable assets acquired and liabilities assumed	12,006

The non-controlling interest recognised at the acquisition date was measured by reference to the fair value and amounted to KZT 5,883 million.

Bargain on purchase arising on acquisition

Consideration transferred	5,000
Plus: Non- controlling interests	5,883
Less: Fair value of identifiable net assets acquired	(12,006)
Gain on bargain purchase of 51% interest	(1,123)

Intangible assets, represented by trademark, acquired in a business combination are recognised initially at their fair value at the acquisition date (which is regarded as their cost) and have indefinite useful life. The trademark is renewable and is well established. The Group intends to renew the trademark continuously and evidence supports its ability to do so. The Group performs an analysis of product life cycle and studies market trends to provide evidence that the trademark will generate net cash inflows for the Group for an indefinite period. Carrying value of trademark as at 31 December 2023 is

KZT 20,255 million.

The acquired business contributed revenues of KZT 58,227 million and net income of KZT 2,008 million to the Group for the period from 3 February 2023 to 31 December

2023. If the acquisition had occurred on 1 January 2023, consolidated pro-forma revenue and net income for the year ended 31 December 2023 would have been KZT 62,436 million and KZT 1,815 million, respectively.

During the year, the acquired an additional 30.01% share in “Magnum E-commerce Kazakhstan” LLC to 90.01%. The remaining 9.99% is owned by “Magnum Cash&Carry” LLС, the largest retail food chain in Kazakhstan. Increase in share was recognised as an adjustment arising from change in non-controlling interest. The Group is planning to expand its existing operations by investing KZT 65 billion during the next 3 years.

Management believes the acquisition resulted in a bargain purchase gain, because the seller was motivated to divest such business as it was no longer part of the seller’s long-term strategy. Bargain purchase gain is recognised in Other gain (losses) in the Consolidated Statements of Profit or Loss.

Kolesa Group

On 12 October 2023, Kaspi Shop LLC, subsidiary, acquired 39.758% of the shares of Kolesa JSC from Krysha & Kolesa Holding B.V., an indirect subsidiary of Baring Vostok Private Equity Fund V, for cash consideration of KZT 42,195 million (USD 88.5 million). On 12 October 2023, Mikheil Lomtadze, Chairman of the Management Board and significant shareholder of the Group, who is also a significant shareholder of Kolesa Group, has assigned 11% of the shares of Kolesa Group to Kaspi Shop LLC in trust, under a trust management agreement to Kaspi Shop LLC, which enables Kaspi Shop LLC to hold approximately 50.76% of the voting rights in Kolesa Group, allowing Kaspi Shop LLC to vote with these share in a manner consistent with Kaspi Shop LLC’s interests. Therefore, the Trust Management Agreement gives control over the board of directors of Kolesa Group. However, as Kaspi Shop does not own 11% of the shares of Kolesa Group under the trust management agreement, NCI is calculated from 60.24% in these consolidated financial statements.

The initial accounting for the acquisition of Kolesa JSC has only been provisionally determined at the end of the reporting period, due to the acquisition being completed late in the year. The main reason for being provisional is related to the reasonable time needed to obtain all of the information necessary to identify and measure net assets acquired, liabilities assumed and resulting goodwill, including the valuation of the acquired intangible assets. At the date of finalization of these consolidated financial statements, the necessary market valuations and other calculations had not been finalised and they have therefore only been provisionally determined based on the Group management’s best estimate.

ASSETS:
Cash and cash equivalents	17,109
Inventory	3,930
Loans to subsidiary	959
Property, equipment and intangible assets	938
Other assets	710
TOTAL ASSETS	23,646
Other liabilities	1,815
Other taxes payable	1,414
TOTAL LIABILITIES	3,229
Total identifiable assets acquired and liabilities assumed	20,417

The non-controlling interest recognised at the acquisition date was measured by reference to the fair value and amounted to KZT 12,300 million.

Goodwill on acquisition

Consideration transferred	42,195
Plus: Non- controlling interests	12,300
Less: Fair value of identifiable net assets acquired	(20,417)
Goodwill on acquisition	34,078

Based on a provisional assessment of net assets, the Group has recognised goodwill on the acquisition transaction which amounted to KZT 34,078 million. The goodwill is primarily related to sales growth from future product and service offerings and new customers, together with certain intangible assets that do not qualify for separate recognition. None of the goodwill is expected to be deductible for income tax purposes.

The acquired business contributed revenues of KZT 15,884 million and net income of KZT 3,671 million to the Group for the period from 12 October 2023 to 31 December 2023. If the acquisition had occurred on 1 January 2023, consolidated pro-forma revenue and net income for the year ended 31 December 2023 would have been KZT 58,858 million and KZT 10,958 million, respectively.